UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

Southern National Bancorp of Virginia, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive McLean, Virginia 22101
(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered:
Common Stock	SONA	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Southern National Bancorp of Virginia, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 24,116,326 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 20,905,000 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal One – Elect Directors: To re-elect: (i) four Class I directors to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2022 Annual Meeting of Stockholders; and (ii) one Class II director to serve on the Board until the Company’s 2020 Annual Meeting of Stockholders. The vote for each director is as set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John F. Biagas*	15,812,766	1,457,955	3,634,279
Daniel H. Burch**	16,925,133	345,588	3,634,279
F.L. Garrett, III*	16,850,301	420,420	3,634,279
W. Bruce Jennings*	15,592,855	1,677,866	3,634,279
R. Roderick Porter*	16,369,996	900,725	3,634,279

* Class I Director, ** Class II Director

The five nominees were each elected to the Board by a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, as required by the Company’s bylaws.

Proposal Two – Ratification of Auditors: To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
20,807,347	60,086	37,567

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

Proposal Three – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Broker Non-Votes	Abstentions
8,679,892	7,900,028	3,634,279	690,801

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

By:
May 28, 2019		Joe A. Shearin
Chief Executive Officer